



LIANDI CLEAN TECHNOLOGY, INC.

Investor Presentation

March 2011

Notice of Disclosure

CONFIDENTIAL INFORMATION. This information is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy any security or related financial instrument. This presentation may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934 and are intended to be covered by the safe harbor provisions for forward looking statements. This information is supplied from sources we believe to be reliable but we can not guarantee accuracy. This document and the information contained herein is confidential.

The agents and the agents' counsel assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information or as to whether all information concerning the Company required to be disclosed by the Company has been generally disclosed. The agents' counsel and the Company's counsel are acting as counsel to the agents and the Company, respectively, and not as legal counsel to the subscriber. The agents have not engaged in any independent investigation or verification with respect to any of the information concerning the Company. Prospective purchasers are responsible for their own due diligence investigation in respect of any investment in the Company.

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China's Energy Demand



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Downstream to China's Energy Giants


CNPC
Valves & Equipment
Software
Tank Cleaning
Chemicals
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China's Energy Giants

Big But **Small**

CNPC and Sinopec are giants but together they have more than 100 subsidiaries:

- Each refinery is an individual subsidiary
- Many oil sales subsidiaries
- Many equipment subsidiaries

1) Two of the Largest Companies on the Earth
2) Annual Capital Expenditure of $Billions

Drivers of LianDi's Business



Massive Expansion in Refineries
Environmental Regulations
Government Safety Mandates
Oil Thirst

LianDi Makes It Happen

Major Customers | **International Partners**



CNPC
中国石化 SINOPEC
中国中化集团公司
SINOCHEM GROUP
神华集团有限责任公司
SHENHUA GROUP CORPORATION LIMITED
中国海洋石油总公司
CHINA NATIONAL OFFSHORE OIL CORP.
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CAMERON
AMPO
metso
rotork
CURTISS WRIGHT
Flow Control Company
DeltaValve
KANON
LOADING EQUIPMENT
POYAM
VALVES

Full Suite of Solutions

Barriers to Entry

CNPC
Sinopec
中国中化集团公司 SINOCHEM GROUP
神华集团有限责任公司 SHENHUA GROUP CORPORATION LIMITED
中国海洋石油总公司 CHINA NATIONAL OFFSHORE OIL CORP.



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1) In-House Engineering Staff of Dozens
2) In-House Maintenance Staff
3) Former Sinopec/CNPC Executives
4) Tight Relationships with Petrochemical Institutes
5) Favorable Contractual Terms
6) Coordinated Design
7) "Best of Breed" Purchasing



CAMERON
metso
AMPO
rotork
KANON LOADING EQUIPMENT
POYAM VALVES
CURTISS WRIGHT Flow Control Company DeltaValve

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Equipment
Software
Oil Tank Cleaning
Oil Field Chemicals
Coking Technology
LianDi's Solutions

Solution 1: Equipment

Average cap ex per refinery: around **$4.5** billion

Total equipment sales for Liandi per refinery: **$2-$20** million

40+ projects in backlog (most are in existing refineries)

Oil Refining



Hydrogen Production
Hydrogenation
Distillation Column
Fractional Column
Residual



CAMERON
rotork

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Solution 2: Software

LianDi's software is used by petrochemical companies for data collection, performance analysis and process optimization

- Sold and installed 160 software packages in 4 facilities to date
- Intensive design and testing requires close collaboration with local teams

LianDi's software holds several advantages over the industry leader, Honeywell (NYSE:HON)

- less expensive
- better quality control
- improved process optimization
- site specific customization

Solution 3: Oil Tank Sludge Cleaning Services

Crude oil washing (COW) removes residue from oil tanks by using an automated high temperature, high pressure system

-- Chinese government now mandates that all oil storage tanks in China must be cleaned by machines, not people

LianDi has a two-year exclusive distribution agreement with Japan System Kikou Co., Ltd ("Kikou")

- A leading automated oil sludge treatment company based in Tokyo, Japan
- 300+ installations worldwide
- LianDi is Kikou's exclusive distributor in China

Strengths of Kikou's COW system:

- fully automatic recycling, high recycling rate
- short cleaning procedure, environmental friendly
- totally sealed cleaning, no humans involved, safety guaranteed

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Solution 4: Oil Field Chemicals

LianDi acquired a 51% equity interest in Anhui Jucheng for $6 million on July 5, 2010

- A leading manufacturer of Polyacrylamide ("PAM") specialty chemicals
- Used in wastewater treatment and oil exploration
- Located in Huaibei, Anhui - a major coal production base in Eastern China

Current annual PAM capacity of ~20,000 metric tons (MT)

- 100% capacity utilization rate
- Will triple capacity to 60,000 MT to meet growing demand

High demand driven by increased oil exploration and production

- China is the world second consumer and producer of PAM – 420,000 MT in 2009
- $800 million TAM growing at 10% CAGR
- 60% of PAM in China has been used for enhanced oil recovery

Proprietary manufacturing processes with lower raw material costs and higher utilization and yields

- Will sell directly to CNPC and Sinopec - targeted to increase margins by 20% over 2 years
- Project $20 million revs and $0.8 million net income contribution in FY 2011

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Solution 5: Coking Technology



Most Chinese refineries use 1950's
Inefficient, dangerous and costly technology



LianDi's partnership with
DeltaValve will modernize China's
refineries
ASP ~ $3 million

Company's Track Record of Solutions to Energy Giants

YEAR		SOLUTIONS
2004	-	**Valves and Equipment**
2006	-	**Petrochemical Software**
2010	-	**Oil Field Chemicals**
2010	-	**Sludge Cleaning Technology**
2011	-	**Coal Gasification**
2012	-	**Rusting Solution**
2013	-	**Cracking Solution**
2014	-	**?**
2015	-	**?**

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Other Streams of Revenue


?
CNPC
Coal Gasification
Rusting
Cracking

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Investment Snapshot

Company: March 31st Fiscal Year End	Liandi Technology, Inc.
Share Price (3/2/11)	$3.5
Fully Diluted Shares Outstanding:	36.6 million
Market Capitalization:	$131.8 million
Cash and cash equivalents:	$41 million
Q3 2011 Revenues:	$100.5 million ▲ 120%
Q3 2011 Adjusted Net Income*:	$18.5 million ▲ 64%
Q3 2011 Adjusted EPS*:	$0.46 ▲ 12%
Order Backlog:	$47million
FY 2011 Revenue Guidance	$130 million
FY 2011 Net Income Guidance	$25 million
US Counsel:	Loeb & Loeb
Auditor:	Crowe Horwath

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Income Statement Summary



140
120
100
80
60
40
20
0
2009
2010
2011
Revenue
Net Income

FY ends March 31	FY2009	FY2010	FY2011P
Revenue	$25.9M	$77.7M	$130M
Net Income	$7.1M	$15M	$25M

Management Team

Jianzhong Zuo, Chairman, CEO, President and Founder

Mr. Zuo has almost 20 years management experience in the petrochemical and metallurgical industries. With enterprising and innovative operating ideas, he led his team to develop a fast growing company. He started Huashen Trading, a subsidiary of LianDi, and also worked in Beijing Nonferrous Metal Research Institute. He earned an M.S. degree from the University of Science and Technology, Beijing, and an Executive MBA from the Central European Business School in 2007.

Yong Zhao, Chief Financial Officer

Mr. Zhao has tremendous experience working in finance management and auditing, and is responsible for the overall corporate financial division at LianDi. Mr. Zhao earned his Professional Accounting degree from Beijing Technology and Business University.

Jintai Zhao, Senior Vice President

Mr. Zhao is responsible for sales and marketing. With over 20 years experience in the petrochemical industry, he is highly skilled with public relations and sales for both domestic and international markets. He was involved in the production management and engineering technology development at the Yanshan Petrochemical in Beijing. Mr. Zhao earned a Bachelors degree from Fushun Petrochemical College.

Zipeng Zhang, Senior Vice President

Mr. Zhang is responsible for LianDi's technology research and development. He has been working in the R&D of technology and process flow in metallurgy and steel industry since 1992. Since 2003, he led the company's technology team to begin developing petrochemical process and automatic control technology. And in 2005, his team successfully developed polymerization reactions (polyethylene and polypropylene, etc.) production process with China Sinopec Beijing Research Institute. This development led to a number of patents and software technology copyrights. Mr. Zhang earned his MBA from University of Science & Technology Beijing.

Johnny Su, Vice President

Mr. Su is in charge of project implementation. He has more than 20 years experience in the petrochemical industry with previous experiences at David Brown Union Pump Company in the United Kingdom and Stowell Ltd. in the US. Previously, he worked on the design of petrochemical engineering construction at Beijing Petrochemical Design Institute.

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APPENDIX

Industry Overview

- Refining capacity and oil consumption in China (100 million tons/year)



6
4
2
0
2007
2008
2009
oil consumption
refining capacity

- As of January 2009 crude oil refining capacity in China was 6.4M bbl/d at 53 facilities. China's National Energy Administration's (NEA) goal is to raise refining capacity to 8.8M bbl/d by 2011.
- China's net oil imports reached 4.1M bbl/d in 2009, making it the 2nd largest net oil importer in the world.
- As China diversifies its crude oil import sources and expands oil production domestically, refiners will require the best solution for refining inferior domestic and imported crude oil.

Equipment & Technical Services

Broad range of valves and equipment used in crude oil transportation and storage, refining and petrochemical production

- LianDi is able to penetrate the equipment market because of its position as a leading qualified distributor and project manager
  - 60 engineers onsite to customize design and installation
  - Sales and technical staff often come from CNPC and Sinopec
- LianDi provides services for international companies without local offices in China
  - Exclusive distribution agreements with x number of multinational equipment vendors
  - Reduces time-to-market and cost of sales
- LianDi provides systems integration and installation coordination for petrochemical companies

  -- Each project is customized for client's specific needs with long lead times

  -- Relationships with site/project managers provides 2-3 years of forward visibility

- LianDi's core business of systems integration of valves and drums into oil refineries is done to:

  1. New refineries

  2. Existing refineries that must retrofit their equipment to comply with more stringent Chinese government environmental regulations.

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Sales Cycle: Sinopec Valve Installation

Date	Process
3/5/2008	Sign purchase order with Sinopec
3/6/2008	Purchase order executed with Cameron
3/6-3/28/08	System design & specifications
3/28/2008	30% down payment to Cameron by LianDi
3/28/2008	Cameron begins production
6/16/2008	•End of production •Sinopec issues letter of credit ("L/C") to LianDi
8/11/2008	LianDi issues L/C to Cameron
Fall 2008	•Cameron arranges delivery and shipping freight on board Hong Kong •Original bill of lading ("B/L") sent to LianDi
10/16/2008	Sinopec receives B/L pays 95% to LianDi
10/17/2008	LianDi pays the remaining 70% balance to Cameron
10/18/2008	Begin installation & trial period (2-5 days installation)
5/12/2009	•Sinopec issues acceptance and inspection report •Pays remaining balance of 5% •Revenue recognized

Foreign distributors lack relationships and local engineering team

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LianDi/Curtiss-Wright Corp. (NYSE:CW) Cooperative Effort

LianDi has joined with Curtiss-Wright Corp. to make an affordable, environmentally friendly, and safe product for the Chinese marketplace

- Exclusive distribution agreement in China signed on July 2008:
  - For unheading units used in oil refineries
  - Produced by Delta Valve, a subsidiary of Curtis-Wright Corp.
  - 1st shipments to Sinochem scheduled first half of CY 2011
  - Future plans to establish a manufacturing plant in China
- Curtiss-Wright Corp. (NYSE:CW) provides the technology and know-how
- Gross margins are expected to normalize at 50%+ at full production

Oil Tank Cleaning Market in China

Annual Demand for Chinese tank cleaning market is over $100M

- ~ more than 60,000 oil storage tanks are utilized in China
- ~3,000 efficient oil tanks, assuming all tanks in the capacity of 100K ("M^3") need to be cleaned per year
- cost for each tank/wash is ~$300K
- National Oil Reserve Base projected to grow from 16.2M M^3 in 2009 to 56M M^3 by 2020 creating significant growth in tanks
- 10% plus CAGR expected over the next 10 years

PRC government mandated automated cleaning technologies to be used in all oil refiners in China starting on July 1st, 2010

-- Currently less than 20% of refiners in China are compliant

-- Only 23 COW systems used in China today



Jucheng Facilities









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Research & Development

Partners with leading R&D institutions throughout China

HQCEC 中国寰球工程公司 CHINA HUANQIU CONTRACTING & ENGINEERING CORPORATION

中国石油天然气管道工程有限公司 China petroleum Pipeline Engineering Corporation

中国成达工程有限公司 CHINA CHENGDA ENGINEERING CO.,LTD.

LPEC 中国石化集团洛阳石油化工工程公司 LUOYANG PETROCHEMICAL ENGINEERING CORPORATION/SINOPEC

TCC 中国天辰工程有限公司 CHINA TIANCHEN ENGINEERING CORPORATION

HUALU

SEI 中国石化工程建设公司 SINOPEC ENGINEERING INCORPORATION

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Contact Information

Investor Relations:

HC International, Inc.
Ted Haberfield, Executive VP
Tel: +1-760-755-2716
Email: thaberfield@hcinternational.net

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